Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stan Blackburn, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of aTyr Pharma, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 25, 2015	/s/ Stan Blackburn
Stan Blackburn
Principal Financial Officer
(Principal Financial Officer)